UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 14, 2011


                              VIKING MINERALS INC.
             (Exact name of registrant as specified in its charter)


          Nevada                    333-139482                  98-0492900
(State or Other Jurisdiction     (Commission File            (I.R.S. Employer
     of Incorporation)                Number)             Identification Number)

                          7558 W. Thunderbird Ste. 486
                                Peoria, AZ, 85381
                    (Address of principal executive offices)

                                  602-885-9792
                                  (Telephone)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 5.02 ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS.

On February 14, 2011, the Company renewed the management contract of Charles Irizarry, the Company's sole officer and director. Mr. Irizarry will continue to act in the capacity of President and Secretary of the Company. Mr. Irizarry will continue to advance the Company's business of mineral exploration, including the recently announced agreement with Sundance Gold Ltd. for the purchase of 20 mineral claims in the State of Nevada covering approximately 200 acres known as the Dolly Varden claims.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       VIKING MINERALS INC.


Date: February 17, 2011                By: /s/ Charles Irizarry
                                           -------------------------------------
                                           Charles Irizarry

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